FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Current Report

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2003

The Allied Defense Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-2545	04-2281015
(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia	22182
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (703) 847-5268

Allied Research Corporation
(Former name or former address, if changed since last report)

Item 5:    On January 2, 2003, the Registrant issued the press release attached hereto as Exhibit 99 advising of the change in its corporate name to The Allied Defense Group, Inc.

Exhibits:    99- Press Release dated January 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED RESEARCH CORPORATION

	By:	/s/ John G. Meyer, Jr.
Date: January 6, 2003		John G. Meyer, Jr., Executive Vice President and Chief Operating Officer

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